Exhibit 99.1
UNITED HOMES GROUP, INC. REPORTS PRELIMINARY 2024 FOURTH QUARTER UNIT STATISTICS
COLUMBIA, SC.—(BUSINESS WIRE)—, January 7, 2025 — United Homes Group, Inc. (the “Company”) (NASDAQ: UHG) today announced preliminary operational unit statistics for the quarter and year ended December 31, 2024.

	Three Months Ended December 31,			Fiscal Year Ended December 31,
	2024	2023	% Change	2024	2023	% Change
Net new orders	351	294	19.4%	1,399	1,296	7.9%
Starts	222	302	(26.5)%	1,154	1,248	(7.5)%
Closings	414	387	7.0%	1,431	1,383	3.5%

	As of December 31, 2024			As of December 31, 2023
	Backlog inventory[1]	Spec inventory[2]	Total	Backlog inventory[1]	Spec inventory[2]	Total
Not yet started	20	—	20	7	—	7
Homes under construction	47	151	198	143	243	386
Finished homes	90	187	277	39	240	279
Total	157	338	495	189	483	672

	% Change Period-over-Period[3]
	Backlog inventory[1]	Spec inventory[2]	Total
Not yet started	NM	NM	NM
Homes under construction	(67.1)%	(37.9)%	(48.7)%
Finished homes	130.8%	(22.1)%	(0.7)%
Total	(16.9)%	(30.0)%	(26.3)%
“United Homes Group is committed to providing our shareholders with information as soon as it is available. Therefore, we are providing our preliminary unit statistics as soon as possible after quarter's end,” shared Interim Chief Executive Officer Jamie Pirrello.
“During the fourth quarter, we saw continued growth in net new orders and closings. Our net new orders were up 19.4% year-over-year due to a concerted effort to move completed inventory,” stated Mr. Pirrello. “Our focus is on selling homes before they are completed, reducing inventory holding costs and improving inventory turns.”
Jack Micenko, President of the Company, continued, “The decrease in starts is a direct result of our major initiative to introduce redesigned house plans that are more competitive and are more aligned with current consumer needs and desires. We slowed starts in the fourth quarter while we finalized our plan refresh. We have over 20 redesigned home plans that were moved into permitting on November 1st, with construction starting in December. This is the first redesign effort in many years, and we are excited by the market’s initial reaction.”
Keith Feldman, the Company’s Chief Financial Officer, stated, “The fourth quarter also saw continued year-over-year growth in closings of 7.0%. Construction quality and fast cycle times have always been a major strength of the Company. Getting homes sold quickly so they can close upon completion is a major push for the Company in 2025.”
1 Backlog inventory consists of homes that are under a sales contract but have not closed. Backlog may be impacted by customer cancellations.
2 Spec inventory includes 17 model homes (6 homes under construction, 11 finished homes) for the year ended December 31, 2024 and 31 model homes (15 homes under construction, 16 finished homes) for the year ended December 31, 2023.
3 NM - Not Meaningful

Shelton Twine, the Company’s Chief Operating Officer, stated, “While it is a competitive market, we are seeing strong demand for homes. Our incentives and mortgage buydowns, while expensive, continues to drive sales volume. Our focus is on out-competing the competition.”
“We expect 2025 to be a transformational year for United Homes Group as we take full advantage of the strong market dynamics in South Carolina, North Carolina, and Georgia, with continued employment growth, significant in-migration, and some of the most affordable home prices in some of the most desirable markets in the country,” Mr. Pirrello concluded.
About United Homes Group, Inc.
The Company is a publicly traded residential builder headquartered in Columbia, SC. The Company focuses on southeastern markets with active communities in South Carolina, North Carolina and Georgia.
The Company employs a land-light operating strategy with a focus on the design, construction and sale of entry-level, first move-up and second move-up single-family houses. The Company principally builds detached single-family houses, and, to a lesser extent, attached single-family houses, including duplex houses and town houses. The Company seeks to operate its homebuilding business in high-growth markets, with substantial in-migrations and employment growth.
Under its land-light lot operating strategy, the Company controls its supply of finished building lots through lot option contracts with third parties, related parties, and land bank partners, which provide the Company with the right to purchase finished lots after they have been developed by the applicable third party or related party. This land-light operating strategy provides the Company with the ability to amass a pipeline of lots without the same risks associated with acquiring and developing raw land.
As the Company reviews potential geographic markets into which it could expand its homebuilding business, it intends to focus on selecting markets with positive population and employment growth trends, favorable migration patterns, attractive housing affordability, low state and local income taxes, and desirable lifestyle and weather characteristics.
Forward-Looking Statements
Certain statements contained in this earnings release, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “continue,” or other similar words.
Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which we operate, and beliefs of, and assumptions made by, our management and involve uncertainties that could significantly affect our financial results. Such statements include, but are not limited to, statements about our future financial performance, strategy, future operations, future operating results, plans and objectives of management. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation:
•disruption in the terms or availability of mortgage financing or an increase in the number of foreclosures in our markets;
•volatility and uncertainty in the credit markets and broader financial markets;
•a slowdown in the homebuilding industry or changes in population growth rates in our markets;
•shortages of, or increased prices for, labor, land or raw materials used in land development and housing construction, including due to changes in trade policies;
•material weaknesses in our internal control over financial reporting that we have identified, which, if not corrected, could affect the reliability of our Consolidated Financial Statements;

•our ability to execute our business model, including the success of our operations in new markets and our ability to expand into additional new markets;
•our ability to successfully integrate homebuilding operations that we acquire;
•delays in land development or home construction resulting from natural disasters, adverse weather conditions or other events outside our control;
•changes in applicable laws or regulations;
•the outcome of any legal proceedings;
•our ability to continue to leverage our land-light operating strategy;
•the ability to maintain the listing of our securities on Nasdaq or any other exchange; and
•the possibility that we may be adversely affected by other economic, business or competitive factors.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release and are not intended to be a guarantee of our performance in future periods. We cannot guarantee the accuracy of any such forward-looking statements contained in this release, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
For further information regarding other risks and uncertainties associated with our business, and important factors that could cause our actual results to vary materially from those expressed or implied in such forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the documents we file from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and our quarterly reports on Form 10-Q, copies of which may be obtained from our website at https://ir.unitedhomesgroup.com/financials/sec-filings/default.aspx
Investor Relations Contact:
Drew Mackintosh
drew@mackintoshir.com
Mobile:  310-924-9036
Media Contact:
Erin Reeves-McGinnis
erinreevesmcginnis@unitedhomesgroup.com
Phone:  844-766-4663